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                                                                 Exhibit 10.8(a)

                        FIFTH AMENDMENT TO LOAN AGREEMENT

Reference is made to the Loan Agreement made as of the 18th day of December, 1996, in the City of Boston, Massachusetts, U.S.A. by and between SONESTA INTERNATIONAL HOTELS LIMITED (or its assignee) organized and existing under the laws of The Bahamas and having its principal place of business at 116 Huntington Avenue, Boston, Massachusetts, U.S.A. and represented in the signature of that Agreement by PETER J. SONNABEND, VICE PRESIDENT (hereinafter referred to as the "Lender"), and MASTERS OF TOURISM organized and existing under the laws of The Arab Republic of Egypt and having its principal place of business at Salah Salem Avenue, El Abour Building, No. 13, Flat 84, Heliopolis, Cairo, Egypt and represented in the signature of that Agreement by MOHAMMED HISHAM AHMED ALY, CHAIRMAN (hereinafter referred to as the "Borrower") ("Loan Agreement"), as amended by an "Amendment to Loan Agreement", dated April 29, 1997 ("the Amendment"), and further amended by a "Second Amendment to Loan Agreement", dated September 15, 1998 (the "Second Amendment"), and further amended by a "Third Amendment to Loan Agreement", dated as of January 1, 2000 (the "Third Amendment"), and further amended by a "Fourth Amendment to Loan Agreement", dated as of July 1, 2002 ("Fourth Amendment"). This Agreement shall constitute the "Fifth Amendment" to the Loan Agreement. MOHAMMED HISHAM AHMED ALY, personally, executed the Loan Agreement, the Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment to acknowledge his personal guaranty of the Borrower's payment and performance obligations thereunder.

     WHEREAS, the purpose of the Loan Agreement was to provide U.S. $1,000,000 to the Borrower as a loan to finance the expansion and improvement of Sonesta Beach Resort, Sharm El Sheikh (the "Hotel"), as described in the Loan Agreement; and

     WHEREAS, the purpose of the Amendment was to provide an additional U.S. $500,000 to the Borrower as a loan in connection with the further expansion of the Hotel, but Borrower subsequently informed Lender that the additional U.S. $500,000, described in the Amendment, was no longer required by the Borrower in order to complete the expansion and improvement of the Hotel, and the further expansion of the Hotel--such expansion and improvements being referred to as "Improvements" under the Loan Agreement, as amended by the Amendment; and

     WHEREAS, pursuant to the Second Amendment, Loan principal was to be repaid in seven (7) annual installments of U.S. $142,857, together with interest, with the first payment due January 1, 1999, and said principal payment was made during 1999, but accrued interest of U.S.$78,750

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remained unpaid as of December 31, 1999, leaving a Loan balance of U.S. $935,893 as of December 31, 1999; and

     WHEREAS, pursuant to the Third Amendment the parties provided for repayment of the Loan in monthly installments over five (5) years; and

     WHEREAS, pursuant to the Fourth Amendment the parties increased the principal balance of the Loan by U.S. $500,000, and to used the new loan proceeds for certain agreed upon purposes, and otherwise provided for the improvement and upgrading of the Hotel; and

     WHEREAS, the parties now desire to increase the principal balance of the Loan by U.S.$300,000, and to use the new loan proceeds to create new employee housing to benefit Sonesta Beach Resort, Sharm El Sheikh and Sonesta Club, Sharm El Sheikh;

     NOW THEREFORE, for consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree to amend the terms of the Loan Agreement, as previously amended by the Amendment, the Second Amendment, the Third Amendment, and the Fourth Amendment as follows:

     1. LOAN BALANCE. The parties agree and acknowledge that the outstanding principal balance of the Loan as of December 31, 2003 was U.S.$678,145.

     2. NEW LOAN PROCEEDS. In addition to the 2003 year end outstanding Loan balance of U.S.$678,145, referenced in Section 1, above, Lender agrees to loan Borrower the sum of U.S.$300,000 ("New Loan Proceeds"). The New Loan Proceeds shall be used by Borrower solely for creating new employee housing to be located at Sonesta Club, Sharm El Sheikh, which housing shall include: Hotel:

          (i) not less than 25 units, with each unit designed to accommodate up to four (4) employees;

          (ii)   adequate bathroom and locker facilities;

          (iii)  air-conditioning in all housing units and bath areas; and

          (iv)   landscaping.

The improvements referenced in subsections (i) - (iv), above, are referred to in this Fourth Amendment as the "New Employee Housing". To the extent the New Loan Proceeds are insufficient to fund all such New Employee Housing, Owner shall provide such additional funds as are necessary; provided, however, that if any portion of the New Employee Housing has not been fully completed and is not available for its intended use by July 31, 2004, then no amount of cash from the Hotel operation shall thereafter be distributed to Borrower, or used for Borrower's personal expenses, or paid to any lending institutions, until either said New Employee Housing have been

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fully completed and are in use, or an amount of funds have been set aside under
Lender's control which is adequate, in Lender's reasonable judgment, to complete the New Employee Housing. Borrower hereby assigns to Lender its rights to and interest in such cash flow for the purposes described in this Section.

     3.   FUNDING. The New Loan Proceeds shall be advanced as follows:

          (i) U.S.$225,000 on or before March 1, 2004 (subject to delivery of such loan documentation as Lender may reasonably require); and

          (ii) U.S.$75,000 when Lender has determined to its reasonable satisfaction that the New Employee Housing, taken as a whole, have been completed.

     4. REPAYMENT OF LOAN. As the New Loan Proceeds are advanced, they shall be combined with the currently outstanding Loan proceeds for repayment purposes; that is, from the time of the execution of this Fifth Amendment until such time as the New Loan Proceeds have been fully funded, Borrower shall continue to make monthly payments of principal and interest based on the payment schedule set forth in the Fourth Amendment. When the New Loan Proceeds have been fully funded, the total outstanding balance of the Loan and the New Loan Proceeds will be approximately U.S. $872,000 (less any principal repayment from the date of this Fifth Amendment) (the "Combined Loan"). The Combined Loan balance shall be repaid monthly, together with interest at the "Prime" rate charged by Citizens Bank, Boston, Massachusetts (currently 4.00%), from time to time; provided that for purposes of the Combined Loan the interest shall be adjusted twice each year, on January 1 and July 1. Attached hereto as "Exhibit A" is a payment schedule which illustrates the amortization of the Combined Loan over the term (this schedule assumes a constant interest rate of 4.00% per annum; as noted above, THE ACTUAL APPLICABLE RATE OF INTEREST IS SUBJECT TO ADJUSTMENT SEMI-ANNUALLY). Loan payments shall be due and payable on or before the last day of each calendar month, as was the case under the Fourth Amendment regarding the Loan. Any amounts of the Combined Loan remaining unpaid and outstanding as of October 31, 2007 shall be due and payable at that time.

     5. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended to provide that any amounts owed to Lender, which are not received by Lender when due, shall compound and be added to principal, as of the end of the calendar month in which the payment was due.

     6. FURTHER AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby further amended to provide that all unpaid amounts outstanding under the Loan Agreement, or any Amendment thereto, shall be due and payable upon termination, for any reason, of the

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Amended and Restated Management Agreement, dated as of January 1, 2004, between
Borrower, as "Owner" and Lender "Operator".

     7. AS AMENDED, LOAN AGREEMENT OTHERWISE UNCHANGED. In all other respects, the Loan Agreement, as amended, remains unchanged and in full force and effect, including without limitation the provisions of Section 2.06 of the Loan Agreement under which the "Operator" under the Management Agreement between Borrower and Lender is authorized and instructed to make payments from Hotel funds directly to the Lender.

     IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed by their respective, duly authorized signatories as of January 1, 2004.


Witness                                 SONESTA INTERNATIONAL HOTELS LIMITED

/S/                                     By: /S/
------------------------------------        ------------------------------------
Felix Madera                            Name: Peter J. Sonnabend
                                        Title: Vice President


Witness                                 SHARM GROUP


/S/                                     By: /S/
------------------------------------        ------------------------------------
Nadar Aly                               Name:  Mohamed Hisham Ahmed Aly
                                        Title: Chairman and Managing Director


Witness                                 MASTERS OF TOURISM

/S/                                     By: /S/
------------------------------------        ------------------------------------
Nadar Aly                               Name: Mohamed Hisham Ahmed Aly
                                        Title: Chairman


Sharm Today executes this Agreement for the sole purpose of acknowledging its consent to the location of the New Employee Housing on its property.


Witness                                 SHARM TODAY


/S/                                     By: /S/
------------------------------------        ------------------------------------
Nadar Aly                               Name: Mohamed Hisham Ahmed Aly
                                        Title: Chairman

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Mohamed Hisham Ahmed Aly hereby executes this Fifth Amendment to Loan Agreement in order to acknowledge his continuing personal guaranty under the Loan Agreement, as amended, and his agreement to be a joint and several guarantor of the Borrower's obligations to the Lender.


Witness

                                        By: /S/
------------------------------------        ----------------------------------
Nadar Aly                                   Mohamed Hisham Ahmed Aly

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